POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 28, 2000
                                    Date



                                    /s/ Thomas J. Wilson, II
                                    ---------------------
                                    Thomas J. Wilson, II
                                    Director, Chairman of the Board and
President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




Know all men by these presents that T. O'Neal Douglas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       April 28, 2000
                                       Date



                                       /s/  T. O'Neal Douglas
                                       --------------
                                       T. O'Neal Douglas
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that Margaret G. Dyer, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 28, 2000
                                 Date



                                 /s/  Margaret G. Dyer
                                 ----------------------
                                 Margaret G. Dyer
                                 Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that John L. Carl, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 28, 2000
                                      Date



                                      /s/  John L. Carl
                                      -------------------
                                      John L. Carl
                                      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that Richard P. Cohen, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                          April 28, 2000
                                          Date



                                          /s/  Richard P. Cohen
                                          ----------------------
                                          Richard P. Cohen
                                          Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that Edward M. Liddy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 28, 2000
                                    Date



                                    /s/ Edward M. Liddy
                                    -------------------
                                    Edward M. Liddy
                                    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that J. Kevin McCarthy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 28, 2000
                                     Date



                                     /s/  J. Kevin McCarthy
                                     J. Kevin McCarthy
                                     Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that Robert W. Pike, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                       April 28, 2000
                                       Date



                                       /s/  Robert W. Pike
                                       --------------------
                                       Robert W. Pike
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that Charles F. Thalheimer, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                        April 28, 2000
                                        Date



                                        /s/ Charles F. Thalheimer
                                        ---------------------------
                                        Charles F. Thalheimer
                                        Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                     ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)




         Know all men by these presents that B. Eugene Wraith, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Financial Advisors Separate Account I (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 28, 2000
                                     Date



                                     /s/  B. Eugene Wraith
                                     ------------------------
                                     B. Eugene Wraith
                                     Director and Vice President